SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  June 28, 1996





                         Commission File Number 0-20872

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)



                Delaware                               41-0518430
        (State or other Jurisdiction        (I.R.S. Employer Identification No.)
      of incorporation or organization)


             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
              (Address of principal executive offices)       (Zip Code)


                                (303) 861-8140
             (Registrant's telephone number, including area code)

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES



                                      INDEX



ITEM 2. Acquisition or Disposition of Assets..................................3


ITEM 7. Financial Statements and Exhibits

    (a) Financial Statements

        Report of Independent Accountants.....................................4

        Statement of Revenues and Direct Operating Expenses of
        Certain Oil and Gas Properties Acquired from Siete Oil &
        Gas Corporation for the Year Ended December 31, 1995, and
        for the Six Months Ended June 30, 1996 (unaudited)....................5

    (b) Pro Forma Financial Information

        Introduction to Pro Forma Financial Information ......................9

        Pro Forma Consolidated Statement of Income from Continuing
        Operations for the Six Months Ended June 30, 1996.....................10

        Pro Forma Consolidated Statement of Income from Continuing
        Operations for the Year Ended December 31, 1995.......................11

    (c) Exhibits

        10.42 Purchase and Sale Agreement between the Registrant and Siete Oil & Gas Corporation dated April 2, 1996 *

        24.2       Consent of Coopers & Lybrand L.L.P. **


      *   Previously filed.

      **  Filed herewith.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

On June 28, 1996, St. Mary Land & Exploration Company and Subsidiaries (the "Registrant") purchased a 90 percent interest in certain of the assets of Siete Oil and Gas Corporation for a net price of approximately $9.8 million. The acquisition includes approximately 150 wells in southeast New Mexico and west Texas producing from the Yates / Queen and Delaware sands at depths of between 3,500 to 5,000 feet. The acquired reserves are approximately 80 percent oil and have a reserve life of about 15 years. St. Mary's 90 percent interest equates to current production of approximately 770 MCFD and 345 BOPD. This acquisition was financed by available credit under the Registrant's revolving bank credit agreement with NationsBank.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


                        REPORT OF INDEPENDENT ACCOUNTANTS




Board of Directors and Stockholders,
St. Mary Land & Exploration Company and Subsidiaries:

We have audited the accompanying Statement of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties (the "Properties") Acquired from Siete Oil & Gas Corporation (the "Statement of Revenues and Direct Operating Expenses") for the year ended December 31, 1995. The Statement of Revenues and Direct Operating Expenses is the responsibility of St. Mary Land & Exploration Company's management. Our responsibility is to express an opinion on the Statement of Revenues and Direct Operating Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Direct Operating Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Direct Operating Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Direct Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the revenues and expenses of the Properties.

In our opinion, the Statement of Revenues and Direct Operating Expenses presents fairly, in all material respects, the revenues and direct operating expenses of the Properties as described in Note 1, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


Denver, Colorado
September 11, 1996

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                 OF CERTAIN OIL AND GAS PROPERTIES ACQUIRED FROM
                           SIETE OIL & GAS CORPORATION
                                 (In thousands)

                                                                 For the Six
                                                                Months Ended         For the Year Ended
                                                                June 30, 1996        December 31, 1995
                                                                -------------        -----------------
                                                                 (Unaudited)
Operating revenues
   Oil and gas revenues                                        $        1,514          $      3,045
   Other income                                                           124                   320
                                                               ----------------        --------------
      Total operating revenues                                          1,638                 3,365
                                                               ----------------        --------------

Direct operating expenses
   Lease operating expenses                                               317                   616
   Production taxes                                                        94                   194
   Other expenses                                                          13                    38
                                                               ----------------        --------------
      Total direct operating expenses                                     424                   848
                                                               ----------------        --------------

Revenues in excess of direct operating expenses                $        1,214          $      2,517
                                                               ================        ==============



                            The accompanying notes are an integral part
                                    of this financial statement


              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES

          NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                 OF CERTAIN OIL AND GAS PROPERTIES ACQUIRED FROM
                           SIETE OIL & GAS CORPORATION

Note 1 - Basis of Presentation

The accompanying financial statement presents the revenues and direct operating expenses relating to certain working and overriding royalty interests and salt water disposal facilities located in New Mexico and Texas (collectively, the "Properties"). These properties were acquired by St. Mary Land & Exploration Company (the "Company") from Siete Oil & Gas Corporation ("Siete") on June 28, 1996. This financial statement is included to provide historical information on the revenues and direct operating expenses of the Properties for purposes of complying with the rules and regulations of the Securities and Exchange Commission and may not be representative of future operations.

A provision for depletion, depreciation and amortization has not been included since the Company's basis in the Properties is different from that of Siete. Exploration and development costs relating to the Properties during 1995 were de minimus. General and administrative expenses of Siete were not available and, accordingly, could not be allocated to the property level and would not be comparable to the amounts expected to be incurred by the Company as a non-operator. This financial statement does not include federal and state income taxes or interest. Accordingly, the accompanying financial statement is not intended to be a complete presentation of the revenues and expenses of the Properties.

The preparation of this financial statement requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Note 2 - Oil and Gas Producing Activities

Oil and Gas Reserve Quantities (Unaudited):

The following reserve information for the year ended December 31, 1995 was prepared by the Company. The Company emphasizes that reserve estimates are inherently imprecise and accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are those expected to be recovered through existing wells with existing equipment and operating methods.

Presented below is a summary of the changes in estimated reserves attributed to the Properties for the year ended December 31, 1995:

                                                     Oil or
                                                   Condensate       Gas
                                                 ---------------------------
                                                     (MBBL)        (MMCF)
Total proved reserves-
  Developed and undeveloped:
    Beginning of year                                   2,396        3,288
    Revisions of previous estimates                        84          135
    Production                                           (149)        (320)
                                                 ---------------------------

    End of year                                         2,331        3,103
                                                 ===========================

Proved developed reserves -
  Beginning of year                                     1,323        3,128
                                                 ===========================
  End of year                                           1,258        2,944
                                                 ===========================


Standardized Measure of Discounted Future Net Cash Flows (Unaudited):

Statement of Financial Accounting Standards No. 69 ("SFAS No. 69") prescribes guidelines for computing a standardized measure of future net cash flows and changes therein relating to estimated proved reserves. The Company has followed these guidelines which are briefly discussed below.

Future cash inflows and future production and development costs are determined by applying year-end prices and costs to the estimated quantities of oil and gas to be produced. Estimated future income taxes are computed using current statutory income tax rates, including consideration for estimated future statutory depletion and alternative fuels tax credits. The resulting future net cash flows are reduced to present value amounts by applying a 10% annual discount factor.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and, as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process, as discussed previously, are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

The following summary sets forth the Properties' future net cash flows relating to proved oil and gas reserves based on the standardized measure prescribed in SFAS No. 69 as of December 31, 1995:

                                                       (In thousands)

Future cash inflows                                     $    44,168
Future production and
  development costs                                         (12,874)
Future income tax                                           (10,640)
                                                        ------------

Future net cash flows                                        20,654
10% annual discount rate                                    (11,379)
                                                        ------------

Standardized measure of
  discounted future cash flow                           $     9,275
                                                        ============


The following are the principal sources of change in the Properties' standardized measure of discounted net cash flows for the year ended December 31, 1995:

                                                       (In thousands)

Standardized measure, beginning of year                 $     9,680
Sales of oil and gas produced                                (2,235)
Net changes in prices and production costs                    1,220
Revision of estimated quantities                                602
Accretion of discount                                         1,467
Net change in income taxes                                      208
Changes in production rates (timing) and other               (1,667)
                                                        ------------
Standardized measure, end of year                       $     9,275
                                                        ============

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION



The accompanying unaudited Pro Forma Consolidated Statements of Income from Continuing Operations For the Six Months Ended June 30, 1996 and For the Year Ended December 31, 1995 are presented to illustrate the effect of the Properties on the Company's results of operations as if the transaction had occurred as of January 1, 1995.

The pro forma adjustments included in the accompanying Pro Forma Statements of Income from Continuing Operations are based on assumptions and estimates and are not necessarily indicative of the results of operations of the Company as they may be in the future or as they might have been had the transaction actually occurred as of January 1, 1995.

The pro forma adjustments reflect estimated depletion, depreciation and amortization, estimated interest and income taxes relating to the Properties for the six month period ended June 30, 1996 and for the year ended December 31, 1995.

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                           FROM CONTINUING OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                                  For the Six Months Ended
                                                                                       June 30, 1996
                                                                  ---------------------------------------------------------
                                                                                Acquired
                                                                  Historical   Properties  Adjustments         Pro Forma
                                                                  --------------------------------------      -------------
Operating revenues:
   Oil and gas production                                         $   24,745   $    1,514  $       -          $    26,259
   Gas contract settlements and other revenues                           285          124          -                  409
                                                                  --------------------------------------      -------------
          Total operating revenues                                    25,030        1,638          -               26,668
                                                                  --------------------------------------      -------------

Operating expenses:
   Oil and gas production                                              5,926          411          -                6,337
   Depletion, depreciation and amortization                            5,874          -            288   (1)        6,162
   Exploration                                                         4,329          -            -                4,329
   Abandonment and impairment of unproved properties                     549          -            -                  549
   General and administrative                                          3,680          -            -                3,680
   Gas contract disputes and other                                        93           13          -                  106
   Loss in equity investees                                                1          -            -                    1
                                                                  --------------------------------------      -------------
          Total operating expenses                                    20,452          424          288             21,164
                                                                  --------------------------------------      -------------

Income from operations                                                 4,578        1,214         (288)             5,504

Nonoperating income and (expense):
   Interest income                                                       167          -            -                  167
   Interest expense                                                     (840)         -           (328)  (2)       (1,168)
                                                                  --------------------------------------      -------------

Income from continuing operations before income taxes                  3,905        1,214         (616)             4,503
Income tax benefit (expense)                                          (1,217)        (413)         209   (3)       (1,421)
                                                                  --------------------------------------      -------------

Income from continuing operations                                 $    2,688   $      801  $      (407)       $     3,082
                                                                  ======================================      =============

Income per common share from continuing operations                $      .31   $      .09  $      (.05)       $       .35
                                                                  ======================================      =============

Weighted average common shares outstanding                             8,759        8,759        8,759              8,759
                                                                  ======================================      =============


Pro forma adjustments
- ---------------------
(1)     To reflect estimated depletion, depreciation and amortization related to the acquired properties for the six month period ended June 30, 1996.
(2)     To reflect estimated interest expense related to the acquired properties for the six month period ended June 30, 1996 since the acquisition was financed by available credit under the Company's revolving bank credit agreement.
(3)     To reflect estimated income taxes related to the acquired properties at the statutory rate for the six month period ended June 30, 1996.  The acquisition does not create differences that would cause income tax expense to differ from the amount that would be provided by applying the statutory income tax rate.

              ST. MARY LAND & EXPLORATION COMPANY AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                           FROM CONTINUING OPERATIONS
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                                                  For the Year Ended
                                                                                  December 31, 1995
                                                                -------------------------------------------------------
                                                                             Acquired
                                                                Historical  Properties  Adjustments         Pro Forma
                                                                -------------------------------------      ------------
Operating revenues:
   Oil and gas production                                       $   36,569  $    3,045  $       -          $   39,614
   Gain on sale of proved properties                                 1,292         -            -               1,292
   Gas contract settlements and other revenues                         789         320          -               1,109
                                                                -------------------------------------      ------------
          Total operating revenues                                  38,650       3,365          -              42,015
                                                                -------------------------------------      ------------

Operating expenses:
   Oil and gas production                                           10,646         810          -              11,456
   Depletion, depreciation and amortization                         10,227         -            709  (1)       10,936
   Impairment of proved properties                                   2,676         -            -               2,676
   Exploration                                                       5,073         -            -               5,073
   Abandonment and impairment of unproved properties                 2,359         -            -               2,359
   General and administrative                                        5,328         -            -               5,328
   Gas contract disputes and other                                     152          38          -                 190
   Loss in equity investees                                            579         -            -                 579
                                                                -------------------------------------      ------------
          Total operating expenses                                  37,040         848          709            38,597
                                                                -------------------------------------      ------------

Income from operations                                               1,610       2,517         (709)            3,418

Nonoperating income and (expense):
   Interest income                                                     287         -            -                 287
   Interest expense                                                 (1,183)        -           (739) (2)       (1,922)
                                                                -------------------------------------      ------------

Income from continuing operations before income taxes                  714       2,517       (1,448)            1,783
Income tax benefit (expense)                                           723        (856)         492  (3)          359
                                                                -------------------------------------      ------------

Income from continuing operations                               $    1,437  $    1,661  $      (956)       $    2,142
                                                                =====================================      ============

Income per common share from continuing operations              $      .17  $      .19  $      (.11)       $      .25
                                                                =====================================      ============

Weighted average common shares outstanding                           8,760       8,760        8,760             8,760
                                                                =====================================      ============

Pro forma adjustments
- ---------------------
(1)     To reflect estimated depletion, depreciation and amortization related to the acquired properties for the twelve month period ended December 31, 1995.
(2)     To reflect estimated interest expense related to the acquired properties for the twelve month period ended December 31, 1995 since the acquisition was financed by available credit under the Company's revolving bank credit agreement.
(3)     To reflect estimated income taxes related to the acquired properties at the statutory rate for the twelve month period ended December 31, 1995.  The acquisition does not create differences that would cause income tax expense to differ from the amount that would be provided by applying the statutory income tax rate.


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                St. Mary Land & Exploration Company



September 12, 1996              By  /s/ MARK A. HELLERSTEIN
                                    -----------------------
                                    Mark A. Hellerstein
                                    President and Chief Executive Officer


September 12, 1996              By  /s/ RICHARD C. NORRIS
                                    ---------------------
                                    Richard C. Norris
                                    Vice President - Accounting and
                                    Administration and Chief Accounting
                                    Officer

EXHIBIT 24.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of St. Mary Land & Exploration Company and Subsidiaries on Form 8-K/A of our report dated September 11, 1996, on our audit of the Statement of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties Acquired from Siete Oil & Gas Corporation for the year ended December 31, 1995, which report is included in this report on Form 8-K/A.



COOPERS & LYBRAND L.L.P.


Denver, Colorado
September 12, 1996